February 22, 2002

Bank of America, N.A.,                  Fleet National Bank, formerly known as
as Administrative Agent                 BankBoston, N.A.,
515 Congress Avenue, 11th Floor         as Documentation Agent
Austin, Texas 78701                     100 Federal Street
                                        P.O. Box 2016
                                        Boston, Massachusetts 02100

Re: Request for Amendment to and Waiver of Certain Provisions of the Fourth Amended and Restated Loan Agreement

Prime Medical Services, Inc., a Delaware corporation ("Company"), certain Lenders (the "Lenders"), Bank of America, N.A., as Administrative Agent for those Lenders ("Administrative Agent"), and BankBoston, N.A. (now known as
Fleet National Bank) as Documentation Agent for those Lenders (together with the Administrative Agent, the "Agents") have entered into that certain Fourth Amended and Restated Loan Agreement (as renewed, extended, restated, and amended from time to time, the "Loan Agreement") dated as of January 31, 2000. Under the terms of certain Guaranties (for each Guarantor defined below, the "Guaranty"), certain of the "Subsidiaries" (as defined in the Loan Agreement) of Company (collectively, the "Guarantors") have guaranteed payment of the "Guaranteed Indebtedness" (as defined in the Guaranty). Unless otherwise specified
(i) capitalized terms used herein shall have the same meanings as set forth in the Loan Agreement and (ii) references to "Sections" are to sections of the Loan Agreement. Company hereby requests an amendment of certain terms and provisions of the Loan Agreement, subject to the terms and conditions contained herein.

Section 1. Company Request. Company has advised Agents that it requests consent of the Lenders to: (i) certain accounting writeoffs, (ii) amend the Total Net Funded Debt to EBITDA Ratio, and (iii) amend the definition of Debt Service Coverage Ratio.

Section 2. Amendments to Loan Agreement. The Loan Agreement shall be amended as follows:
A. The definition of "Debt Service Coverage Ratio" set forth in Section
1.2 of the Loan Agreement shall be amended in its entirety to read as follows:

"Debt Service Coverage Ratio" means, as to the Companies (including on a pro forma basis any Company acquired in any Permitted Acquisition, Permitted Other Business Acquisition, or Permitted Refractive Acquisition for each of the components of and for the entire period of calculation of Debt Service Coverage Ratio) for any period, the ratio of (a) the sum of: (i) Adjusted EBITDA for such period, minus (ii) the aggregate amount of Unfinanced Capital Expenditures made during such period, minus (iii) all cash tax payments, divided by (b) the sum of: (w) all cash interest payments payable during such period in respect of all Debt of the Companies (without deduction for any minority interests), plus (x) 1/7 of the outstanding principal amount of the Loans and 1/7 of the outstanding "Obligations" under the Advancing Term Loan Facility as of any date of determination, plus (y) 1/7 of the Consolidated Earn-Out Indebtedness as of any date of determination, plus (z) any regularly scheduled principal payments on Debt (including Subordinated Debt, but excluding Earn- February 22, 2002 Page 2 D-990623.3 Out Indebtedness), all as determined on a rolling four (4) quarter and consolidated basis in accordance with GAAP.

B. The definition of "EBITDA" set forth in Section 1.2 of the Loan Agreement shall be amended in its entirety to read as follows:

"EBITDA" means, for any Person for any period: (a) Consolidated Net Income of such Person for such period, determined after deduction of any minority interests, plus (b) all amounts deducted therefrom during such period, in conformity with GAAP, for interest, taxes, depreciation and amortization, provided that cash flow from Permitted Passive Investments shall only be included in the calculation of EBITDA to the extent: (i) it has been actually received by Borrower or a Guarantor, and (ii) it does not exceed fifteen percent (15%) of total EBITDA for such period, and provided further, that the 2002 Adjustments shall be excluded from any calculation of Borrower's EBITDA.

C. Section 1.2 of the Loan Agreement shall be amended by adding thereto the following definitions of "Capital Expenditures", "2002 Adjustments ", and "Net Capital Expenditures" in proper alphabetical order:

"Capital Expenditures" means an expenditure (determined in accordance with GAAP) for any fixed asset owned by any Company and used in the operations of such Company having a useful life of more than one year, or any improvements or additions thereto, including the direct or indirect acquisition of such assets, and including any Capitalized Lease Obligations.

"2002 Adjustments" means the sum of the following writeoffs of the Companies to be recognized by Borrower as of December 31, 2001: (a) the impairment of goodwill related to the Subsidiaries of Borrower in the refractive and lithotripsy businesses, not to exceed $28,500,000, as required by Statement
133 of the Financial Accounting Standards Board, (b) the write down of accounts receivable of the Companies not to exceed $3,800,000, and (c) severance payments due to former executive officers of Borrower not to exceed $2,500,000. "Unfinanced Capital Expenditures" means for any Person for any period, the aggregate of Capital Expenditures during such period, minus the aggregate amount of such Capital Expenditures incurred in connection with the Real Estate Acquisition.

D. Section 10.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

Section 10.1 Total Net Funded Debt to EBITDA. Borrower will not permit the Total Net Funded Debt to EBITDA Ratio, determined as of the last day of each fiscal quarter of February 22, 2002 Page 3 D-990623.3 the Companies and for the four
(4) fiscal quarter period then ending, to exceed the ratio set forth opposite such period below:

Period                                                 Ratio
January 1, 1998 through December 31, 2000               3.50 to 1.0
January 1, 2001 through March 31, 2002                  3.25 to 1.0
June 30, 2002 and thereafter                            3.00 to 1.0

E. Section 10.4 of the Loan Agreement is hereby amended in its entirety to read as follows:

Section 10.4 Consolidated Net Worth. Borrower shall not permit, as of the last day of each fiscal quarter of Borrower, its Consolidated Net Worth to be less than $85,000,000, such amount to be increased beginning with the fiscal quarter ending March 31, 2002, and on the last day of each successive fiscal quarter of Borrower by an amount equal to one hundred percent (100%) of the increase in net worth arising from any Acquisition or equity issuance during such fiscal quarter, (b) increased on March 31, 2002 and on the last day of each successive fiscal quarter of Borrower, by an amount equal to seventy-five percent (75%) of positive Consolidated Net Income for such fiscal quarter; and (c) decreased on any date after March 31, 2002 by the amount of capital stock of Borrower repurchased or retired by Borrower or any Subsidiary, not exceeding $2,500,000 in the aggregate.

Section 3. Representations. The Company and each Guarantor hereby represent and warrant to Agents and the Lenders that:
(i) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof as though made on and as of such date; (ii) neither the Company nor any of the Guarantors is in default in the due performance of any covenant or agreement contained in the Loan Agreement or any other Loan Document; and (iii) no Default has occurred and is continuing.

Section 4. Confirmations. Each of the Company and the Guarantors ratifies and confirms that the Loan Agreement, the Guaranties, the Borrower Security Agreement, the Guarantor Security Agreements, the Pledge Agreements, and the other Loan Documents are and remain in full force and effect in accordance with their respective terms, as amended hereby. In addition, each of the Guarantors acknowledges, agrees, accepts and consents to the terms and provisions hereof and each other Loan Document as amended hereby. Except as expressly provided herein, this letter does not constitute a waiver or modification of any of the terms or provisions set forth in the Loan Agreement or any other Loan Document and shall not impair any right that Agents or the Lenders may now or hereafter have under or in connection with the Loan Agreement or any other Loan Document.

Section 5. No Impairment. The waivers and amendments hereby granted by Agents and the Required Lenders (i) does not impair Agents' or any of the Lenders' rights to insist upon strict compliance with the Loan Agreement or the other Loan Documents, and (ii) does not extend to any other Loan Document. The Loan Documents, as amended hereby continue to bind and inure to Agents, the Lenders, Company, the Guarantors, and their respective successors and permitted assigns. February 22, 2002 Page 4 D-990623.3

Section 6. Conditions Precedent. The effectiveness of this letter and amendment agreement is subject to the conditions precedent that the Documentation Agent and Administrative Agent shall have received all of the following, in form and substance satisfactory to the Agents:

(a) Updating Certificate. A Certificate signed by the Chief Executive or Chief Financial Officer or Vice President-Treasurer of Company and the Guarantors setting forth any changes to the Schedules to the Loan Agreement since the date of execution of the Loan Agreement;

(b) Attorneys' Fees and Expenses. Evidence that the costs and expenses (including attorneys' fees) referred to in Section 13.1 of the Loan Agreement, to the extent incurred, shall have been paid in full by Company;

(c) No Default. No Default shall have occurred and be continuing under the Loan Agreement;

(d) Representations and Warranties. All of the representations and warranties contained in Article VII of the Loan Agreement hereof and in each of the other Loan Documents shall be true and correct on and as of the date hereof with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties speak to a specific date or the facts on which such representations and warranties are based have been changed by transactions contemplated by the Loan Documents; and

(e) Fees. Payment to each Lender executing a counterpart of this Agreement of a fee equal to its Commitment on the date hereof, multiplied by 10.0 basis points.
Section 8. Counterparts. This agreement, when countersigned by Company, Guarantors, Agents, and Required Lenders shall be a "Loan Document" as defined and referred to in the Loan Agreement and the other Loan Documents and may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This agreement shall be governed by and construed in accordance with the laws of the State of Texas.

Section 9. Entire Agreement. THIS AGREEMENT, THE LOAN AGREEMENT,
THE NOTES AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURE PAGES FOLLOW.]

February 22, 2002
Page 5

If the foregoing is agreeable to you, please signify your acceptance of the terms and conditions set forth herein by placing your signature in the space provided below.

                                     Very truly yours,

                                     PRIME MEDICAL SERVICES, INC.,
                                     as Company







                                     By:
                                        -------------------------------------
                                        John Q. Barnidge
                                        Vice President-Treasurer




                        Signature Page Page One of Five

February 22, 2002
Page 6

                                     GUARANTORS:
                                     PRIME MEDICAL OPERATING, INC.
                                     PRIME MANAGEMENT, INC.
                                     PRIME CARDIAC REHABILITATION SERVICES, INC.
                                     PRIME DIAGNOSTIC SERVICES, INC.
                                     PRIME LITHOTRIPSY SERVICES, INC.
                                     PRIME KIDNEY STONE TREATMENT, INC.
                                     PRIME DIAGNOSTIC CORP. OF FLORIDA, INC.
                                     PRIME LITHOTRIPTER OPERATIONS, INC.
                                     PRIME PRACTICE MANAGEMENT, INC.
                                     R.R. LITHO, INC.
                                     OHIO LITHO, INC.
                                     ALABAMA RENAL STONE INSTITUTE, INC.
                                     SUN MEDICAL TECHNOLOGIES, INC.
                                     SUN ACQUISITION, INC.
                                     LITHOTRIPTERS, INC.
                                     PROSTATHERAPIES, INC.
                                     FASTSTART, INC.
                                     NATIONAL LITHOTRIPTERS ASSOCIATION, INC.
                                     EXECUTIVE MEDICAL ENTERPRISES, INC.
                                     MEDTECH INVESTMENTS, INC.
                                     PRIME RVC, INC.
                                     each as a Guarantor

                               By:
                                  -------------------------------------
                                  John Q. Barnidge
                                  Authorized Officer

                                  PRIME MEDICAL MANAGEMENT, L.P.
                              By: PRIME MEDICAL OPERATING, INC.,
                                  a Delaware corporation, its General Partner



                                   By: -------------------------------
                                        John Q. Barnidge
                                        Authorized Officer


                        Signature Page Page Two of Five

February 22, 2002
Page 7

AGREED AND ACCEPTED as of the date first stated above.

                                 BANK OF AMERICA, N.A., as Administrative Agent




                                 By: Kristine Thennes
                                 Vice President



                                 BANK OF AMERICA, N.A., as a Lender



                                 By: Daniel H. Penkar
                                 Senior Vice President


                                 FLEET NATIONAL BANK (formerly known as
                                 BANKBOSTON, N.A.), as Documentation Agent and a Lender


                                 By:

                                    Name:
                                    Title:

                                 BANK ONE, NA, with its main office in Chicago, Illinois, successor by merger to
                                 BANK ONE, TEXAS N.A., as a Lender

                                 By:
                                    Name:
                                    Title:

                      Signature Page Page Three of Five

February 22, 2002
Page 8

                                 GUARANTY FEDERAL BANK, F.S.B., as a Lender

                                 By:
                                    Name:
                                    Title:


                                 CREDIT LYONNAIS NEW YORK BRANCH, as a Lender


                                 By:
                                     Name:
                                     Title:


                                 IMPERIAL BANK, as a Lender


                                 By:
                                     Name:
                                     Title:



                                 LaSALLE BANK, NATIONAL ASSOCIATION, formerly known as LaSalle National Bank, as a Lender


                                 By:
                                     Name:
                                     Title:

Signature Page Page Four of Five

February 22, 2002
Page 9


                                 COOPERATIEVE CENTRALE RAIFFEISEN -
                                 BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
                                 NEW YORK BRANCH, RABOBANK, as Lender


                                 By:
                                     Name:
                                     Title:


                                 By:
                                     Name:
                                     Title:




Signature Page Page Five of Five